Ivy Funds Variable Insurance Portfolios

Supplement dated June 8, 2011 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 29, 2011

The following replaces the information in the column entitled “Principal Occupation(s) During Past 5 Years” of the chart in the “Management of the Trust — Interested Trustees” section regarding Michael L. Avery on page 47 of the Ivy Funds Variable Insurance Portfolios statement of additional information:

President of WDR (January 2010 to present); formerly, Chief Investment Officer (CIO) of WDR (2005 to February 2011); formerly, CIO of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005 to August 2010); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO and IICO (2005 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present)

Supplement	Prospectus	1